UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

JAGGED PEAK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31715	91-2007478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 250, Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (813) 637-6900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2008, the Board of Directors of the Company adopted Amended and Restated Bylaws for the Company. The following summary describes the material changes to the bylaws. A complete copy of the Amended and Restated Bylaws is attached to this report as Exhibit 99.1.

Notice of business to be conducted at a meeting of the stockholders (Article II, Section 8)

The following provision was added concerning the right of a stockholder to propose to the Board of Directors business to be conducted at the next annual meeting of stockholders.

At any annual meeting of stockholders, only such business shall be conducted as shall have been specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors. In addition to any other applicable requirements, including those of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, for a stockholder to propose to the Board of Directors that specific business be placed on the agenda for consideration at an annual meeting and included in the notice of the meeting, the stockholder must provide timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days prior to the anniversary of the date of the proxy statement relating to the prior year’s annual meeting of stockholders. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the reasons for conducting such business at the meeting, (iii) the name and record address of the stockholder proposing such business, (iv) the class or series and number of shares of the Corporation which are owned beneficially or of record by the stockholder, (v) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business, and (vi) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Nomination of Directors (Article III, Section 2)

The following provision was added concerning nominations for persons to be elected as directors of the Corporation, including the right of a stockholder to make such a nomination.

Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors at the annual meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in Article III of the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the meeting; provided, however, that in the event that less than one hundred and twenty (120) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (v) the consent of the person to serve as a Director of the Corporation, if so elected; and (b) as to the stockholder giving the notice (i) the name and record address of stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person pursuant to which the nominations are to be made, (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named, and (v) certain other information. The Corporation may require any proposed nominee to furnish such other information as reasonably may be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation.

Ability of the stockholders to take action by written consent (Article II, Section 5)

The following provision was added concerning the ability of stockholders to act by written consent.

If the outstanding shares of capital stock are held by more than thirty (30) stockholders, then no action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken by written consent without a meeting of such stockholders.

Cumulative Voting

The provision concerning cumulative voting was deleted.

Removal of Directors (Article III, Section 11)

The provision concerning removal of Directors by the stockholders was revised to provide for removal only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, consistent with the requirements of Nevada law.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JAGGED PEAK, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: September 4, 2008